EXHIBIT 32

                    Certification of Chief Executive Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   Pursuant to 18 U.S.C. sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the "Company") hereby certifies, to such officer's knowledge, that:

   (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 8, 2005    /s/ Raymond D. Zinn
                         -----------------------------------
                             Raymond D. Zinn
                             Chief Executive Officer


                    Certification of Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   Pursuant to 18 U.S.C. sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the "Company") hereby certifies, to such officer's knowledge, that:

   (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 8, 2005       /s/ Richard D. Crowley, Jr.
                           ------------------------------
                                Richard D. Crowley
                                Chief Financial Officer